UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the SEC Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Legacy Acquisition Corp.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2020

LEGACY ACQUISITION, CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	001-38296	81-3674868
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1308 Race Street Suite 200
Cincinnati, Ohio 45202
(Address of principal executive offices, including zip code)

(505) 820-0412
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one Warrant to purchase one-half of one share of Class A common stock	LGC.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	LGC	New York Stock Exchange
Warrants, exercisable for one-half of one share of Class A common stock for $5.75 per half share, or $11.50 per whole share	LGC.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 23, 2020, Legacy Acquisition Corp. (“Legacy” or the “Company”) convened and then adjourned, without conducting any other business, Legacy’s special meeting of stockholders (the “Special Meeting”) relating to its previously announced proposed business combination with a wholly-owned holding company (“Blue Impact target”) of Blue Valor Limited, a company incorporated in Hong Kong (“Seller”), which will hold a digital-first, intelligent and integrated, global advertising & marketing services group (the “Blue Impact business”), until May 18, 2020, at 4:00 p.m., Eastern Time, at the Company’s corporate headquarters located at 1308 Race Street, Suite 200, Cincinnati, Ohio 45202. The only proposal submitted for a vote of the stockholders at the Special Meeting was the approval of the adjournment of the Special Meeting to a later date or dates (the “Adjournment Proposal”). The Adjournment Proposal is described in detail in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2020 (the “Definitive Proxy Statement”), relating to the business combination.

As of the close of business on March 20, 2020, the record date for the Special Meeting, there were 29,305,180 shares of Class A common stock, par value $0.0001 per share (“Class A common stock”), 7,500,000 shares of Class F common stock, par value $0.0001 per share (“Class F common stock”), outstanding. Class A common stock, together with Class F common stock, is hereinafter referred to as “common stock.” Each share of common stock was entitled to one vote on the Adjournment Proposal. The shares of common stock were voted as a single class. A total of 28,094,721 shares of common stock, representing approximately 76.33% of the outstanding shares of common stock entitled to vote, were present in person or by proxy, constituting a quorum to conduct business.

The Company’s stockholders approved the adjournment proposal by the votes set forth below:

Votes For	Votes Against	Abstentions
26,898,825	1,195,896	0

Item 7.01	Regulation FD Disclosure

Furnished as Exhibit 99.1 hereto is a press release, dated April 23, 2020 (the “Press Release”), issued by Legacy Acquisition Corp. (“Legacy”) announcing that Legacy convened and then adjourned, without conducting any other business, Legacy’s special meeting of stockholders (the “Special Meeting”) until May 18, 2020, at 4:00 p.m., Eastern Time, at the Company’s corporate headquarters located at 1308 Race Street, Suite 200, Cincinnati, Ohio 45202.

The information in this item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to liabilities under that section, and shall not be deemed to be incorporated by reference into any filings of the Company under the Securities of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K (the “Current Report”) shall not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

Important Information About the Business Combination and Where to Find It

In connection with the business combination contemplated by the Amended and Restated Share Exchange Agreement (the “Business Combination”), Legacy filed a definitive proxy statement on Schedule 14A (the “Business Combination Proxy”) with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2020. In connection with the solicitation of the registered holders of Legacy’s public warrants to consent to proposed amendments to Legacy’s Warrant Agreement (the “Warrant Amendments”), Legacy filed a preliminary consent solicitation statement (the “Warrant Consent Solicitation”) with the SEC on March 31, 2020 and intends to file other relevant materials with the SEC in connection therewith, including a definitive consent solicitation statement on Schedule 14A. Additionally, in connection with another extension of the deadline by which Legacy must complete its business combination (the “Deadline Extension”), Legacy filed a definitive proxy statement on Schedule 14A (the “Extension Proxy”) with the SEC on April 21, 2020. Legacy’s stockholders and other interested persons are advised to read the Business Combination Proxy, as well as the preliminary Warrant Consent Solicitation and the Extension Proxy and the amendments thereto and other relevant materials to be filed, respectively, in connection with the Business Combination, the Warrant Amendments and the Deadline Extension with the SEC, including, when available, a definitive warrant consent solicitation on Schedule 14A in connection with the Warrant Amendments and documents incorporated by reference therein, as these materials contain, with respect to the Business Combination and the Deadline Extension, and will contain with respect to the Warrant Amendments, important information. The definitive proxy statement and other relevant materials for the Business Combination and the Deadline Extension were mailed to stockholders of Legacy as of March 20, 2020 and April 6, 2020, respectively. When available, the definitive proxy statements and other relevant materials for the Warrant Amendments will be mailed to warrant holders of Legacy as of March 20, 2020. Warrant holders and stockholders are also able to obtain copies of the Business Combination Proxy and Extension Proxy, as well as the preliminary proxy statement and other documents filed with the SEC incorporated by reference therein, and will also be able to obtain, once available, the definitive proxy statements and other documents filed with the SEC that will be incorporated by reference therein, without charge, at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161.

Participants in the Solicitation

Legacy and its directors and executive officers may be deemed participants in the solicitation of proxies from Legacy’s stockholders with respect to the Business Combination and Deadline Extensions and consents from Legacy’s warrant holders with respect to the Warrant Amendments. A list of the names of those directors and executive officers and a description of their interests in Legacy is contained in the Definitive Business Combination Proxy filed with the SEC, the Warrant Consent Solicitation and the Extension Proxy and in Legacy’s proxy statement for its 2019 Annual Meeting that was filed with the SEC on November 22, 2019 and are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161. Additional information regarding the interests of such participants will be contained in the definitive proxy statement that Legacy intends to file with the SEC in connection with the Business Combination when available.

The Seller, Blue Focus Intelligent Communications Group, and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Legacy in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in Legacy’s definitive proxy statement that will be filed with respect to the Business Combination.

Forward-Looking Statements:

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Legacy’s and the Blue Impact business’ actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “propose,” “plan,” “contemplate,” “may,” “will,” “shall,” “would,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” “positioned,” “goal,” “conditional” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Legacy’s expected Contributions to the trust account in respect of future Extensions (if any), Legacy’s intention to borrow the funds for any such Contributions from the Seller, and the timing of payment of any such Contributions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Legacy’s and the Blue Impact business’ control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Share Exchange Agreement, (2) the outcome of any legal proceedings that may be instituted against Legacy and other transaction parties following the announcement of the Share Exchange Agreement and the transactions contemplated therein; (3) the inability to complete the proposed Business Combination, including due to failure to obtain approval of the stockholders of Legacy or other conditions to closing in the Share Exchange Agreement; (4) the occurrence of any event, change or other circumstance that could otherwise cause the Business Combination to fail to close; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed Business Combination; (6) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (7) costs related to the proposed Business Combination; (8) changes in applicable laws or regulations; (9) the aggregate number of Legacy shares requested to be redeemed by Legacy’s stockholders in connection with the proposed Business Combination; (10) the ability of the Blue Impact business to ameliorate or otherwise mitigate its existing material weaknesses and any material weaknesses in internal control over financial reporting or significant deficiencies that may be identified in the future; and (11) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed Business Combination, including those under “Risk Factors” therein, and in Legacy’s other filings with the SEC. Legacy cautions that the foregoing list of factors is not exhaustive. Legacy cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Legacy does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Legacy Acquisition Corp. dated April 23, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY ACQUISITION CORP.

Dated: April 23, 2020	By:	/s/ William C. Finn
	Name:	William C. Finn
	Title:	Chief Financial Officer

Exhibit 99.1

Legacy Acquisition Corp. Announces Adjournment of Special Meeting of Stockholders until May 18, 2020

(New York, NY) – April 23, 2020 – Legacy Acquisition Corp. (NYSE: “LGC”) (“Legacy”), a publicly-traded Special Purpose Acquisition Company, announced today that it convened and then adjourned, without conducting any other business, Legacy’s special meeting of stockholders (the “Special Meeting”) until May 18, 2020, at 4:00 p.m., Eastern Time, at the Company’s corporate headquarters located at 1308 Race Street, Suite 200, Cincinnati, Ohio 45202.

The Special Meeting is being held to vote on the proposals described in Legacy’s definitive proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2020 (the “Definitive Proxy Statement”), relating to its proposed business combination (the “Business Combination”) with a wholly-owned holding company (“Blue Impact target”) of Blue Valor Limited, a company incorporated in Hong Kong (“Seller”), which will hold a digital-first, intelligent and integrated, global advertising & marketing services group (the “Blue Impact business”).

The adjournment is intended to provide, among other things, additional time required for Legacy to complete its potential PIPE financing with both new and current investors in advance of the Special Meeting.

In connection with the adjournment, the deadline for holders of Legacy’s Class A common stock to submit such shares for redemption has been extended to Thursday, May 14, 2020.

Important Information About the Business Combination and Where to Find It

In connection with the business combination contemplated by the Amended and Restated Share Exchange Agreement (the “Business Combination”), Legacy filed a definitive proxy statement on Schedule 14A (the “Business Combination Proxy”) with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2020. In connection with the solicitation of the registered holders of Legacy’s public warrants to consent to proposed amendments to Legacy’s Warrant Agreement (the “Warrant Amendments”), Legacy filed a preliminary consent solicitation statement (the “Warrant Consent Solicitation”) with the SEC on March 31, 2020 and intends to file other relevant materials with the SEC in connection therewith, including a definitive consent solicitation statement on Schedule 14A. Additionally, in connection with another extension of the deadline by which Legacy must complete its business combination (the “Deadline Extension”), Legacy filed a definitive proxy statement on Schedule 14A (the “Extension Proxy”) with the SEC on April 21, 2020. Legacy’s stockholders and other interested persons are advised to read the Business Combination Proxy, as well as the preliminary Warrant Consent Solicitation and the Extension Proxy and the amendments thereto and other relevant materials to be filed, respectively, in connection with the Business Combination, the Warrant Amendments and the Deadline Extension with the SEC, including, when available, a definitive warrant consent solicitation on Schedule 14A in connection with the Warrant Amendments and documents incorporated by reference therein, as these materials contain, with respect to the Business Combination and the Deadline Extension, and will contain with respect to the Warrant Amendments, important information. The definitive proxy statement and other relevant materials for the Business Combination and the Deadline Extension were mailed to stockholders of Legacy as of March 20, 2020 and April 6, 2020, respectively. When available, the definitive proxy statements and other relevant materials for the Warrant Amendments will be mailed to warrant holders of Legacy as of March 20, 2020. Warrant holders and stockholders are also able to obtain copies of the Business Combination Proxy and Extension Proxy, as well as the preliminary proxy statement and other documents filed with the SEC incorporated by reference therein, and will also be able to obtain, once available, the definitive proxy statements and other documents filed with the SEC that will be incorporated by reference therein, without charge, at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161.

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Participants in the Solicitation

Legacy and its directors and executive officers may be deemed participants in the solicitation of proxies from Legacy’s stockholders with respect to the Business Combination and Deadline Extensions and consents from Legacy’s warrant holders with respect to the Warrant Amendments. A list of the names of those directors and executive officers and a description of their interests in Legacy is contained in the Definitive Business Combination Proxy filed with the SEC, the Warrant Consent Solicitation and the Extension Proxy and in Legacy’s proxy statement for its 2019 Annual Meeting that was filed with the SEC on November 22, 2019 and are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161. Additional information regarding the interests of such participants will be contained in the definitive proxy statement that Legacy intends to file with the SEC in connection with the Business Combination when available.

The Seller, Blue Focus Intelligent Communications Group, and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Legacy in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in Legacy’s definitive proxy statement that will be filed with respect to the Business Combination.

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Forward-Looking Statements:

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Legacy’s and the Blue Impact business’ actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “propose,” “plan,” “contemplate,” “may,” “will,” “shall,” “would,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” “positioned,” “goal,” “conditional” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Legacy’s expected Contributions to the trust account in respect of future Extensions (if any), Legacy’s intention to borrow the funds for any such Contributions from the Seller, and the timing of payment of any such Contributions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Legacy’s and the Blue Impact business’ control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Share Exchange Agreement, (2) the outcome of any legal proceedings that may be instituted against Legacy and other transaction parties following the announcement of the Share Exchange Agreement and the transactions contemplated therein; (3) the inability to complete the proposed Business Combination, including due to failure to obtain approval of the stockholders of Legacy or other conditions to closing in the Share Exchange Agreement; (4) the occurrence of any event, change or other circumstance that could otherwise cause the Business Combination to fail to close; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed Business Combination; (6) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (7) costs related to the proposed Business Combination; (8) changes in applicable laws or regulations; (9) the aggregate number of Legacy shares requested to be redeemed by Legacy’s stockholders in connection with the proposed Business Combination; (10) the ability of the Blue Impact business to ameliorate or otherwise mitigate its existing material weaknesses and any material weaknesses in internal control over financial reporting or significant deficiencies that may be identified in the future; and (11) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed Business Combination, including those under “Risk Factors” therein, and in Legacy’s other filings with the SEC. Legacy cautions that the foregoing list of factors is not exhaustive. Legacy cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Legacy does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

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No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Investors:

Peter Stabler

ICR

peter.stabler@icrinc.com

Media:

Phil Denning

ICR

Phil.denning@icrinc.com

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